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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
TYCO INTERNATIONAL LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Tyco International Ltd.
Second Floor
90 Pitts Bay Road
Pembroke HM 08, Bermuda

THIS MAILING CONTAINS
A WHITE PROXY CARD
FOR THE
2007 ANNUAL GENERAL MEETING OF SHAREHOLDERS
OF TYCO INTERNATIONAL LTD.

January 22, 2007

Dear Shareholder:

        This mailing includes a copy of the Proxy Statement for the 2007 Annual General Meeting of Shareholders of Tyco International Ltd., to be held on March 8, 2007. The accompanying proxy card for the Annual General Meeting is White. In order to ensure that your shares are represented at the Annual General Meeting please take the time to vote the enclosed White proxy card.

        Within the next few days, you will receive a second mailing containing a copy of the Proxy Statement for the Special General Meeting of Shareholders of Tyco International Ltd., also to be held on March 8, 2007. The proxy card accompanying that mailing will be Blue. In order to have your shares represented at the Special General Meeting you will need to vote the Blue proxy card when you receive it.

        Shareholders must vote both the White and the Blue proxy cards in order to cast their votes at both the Annual General Meeting and the Special General Meeting.

        Please sign, date and mail your proxy card in the envelope provided.

        Thank you in advance for voting promptly.

Sincerely,

Edward D. Breen Chairman and Chief Executive Officer

Tyco International Ltd.
Second Floor
90 Pitts Bay Road
Pembroke HM 08, Bermuda

THIS MAILING CONTAINS
A BLUE PROXY CARD
FOR THE
SPECIAL GENERAL MEETING OF SHAREHOLDERS
OF TYCO INTERNATIONAL LTD.

January 23, 2007

Dear Shareholder:

        This mailing contains a copy of the Proxy Statement for the Special General Meeting of Shareholders of Tyco International Ltd., to be held on March 8, 2007. The accompanying proxy card for the Special General Meeting is Blue. In order to ensure that your shares are represented at this important meeting please take the time to vote the enclosed Blue proxy card.

        You should have previously received a mailing containing a copy of the Proxy Statement for the Annual General Meeting of Shareholders of Tyco International Ltd., also to be held on March 8, 2007. The proxy card accompanying that mailing is White. In order to have your shares represented at the Annual General Meeting you will need to vote the White proxy card.

        Shareholders must vote both the White and the Blue proxy cards in order to cast their votes at both the Annual General Meeting and the Special General Meeting.

        Please sign, date and mail your proxy card in the envelope provided.

        Thank you in advance for voting promptly.

Sincerely,

Edward D. Breen Chairman and Chief Executive Officer

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THIS MAILING CONTAINS A WHITE PROXY CARD FOR THE 2007 ANNUAL GENERAL MEETING OF SHAREHOLDERS OF TYCO INTERNATIONAL LTD.
THIS MAILING CONTAINS A BLUE PROXY CARD FOR THE SPECIAL GENERAL MEETING OF SHAREHOLDERS OF TYCO INTERNATIONAL LTD.